Fees Summary	Jun. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 145,460,759.11
Previously Paid Amount	0
Total Fee Amount	5,437.96
Total Offset Amount	1,761.53
Net Fee	$ 3,676.43
Final Prospectus	false